Exhibit 10.15
                                      LEASE
                               (Existing Building)


This Lease, dated September 28, 2004, is made between 5104 LLC. (herein called "Landlord") and iSECUREtrac., a Delaware Corporation (herein called "Tenant").

                                    PREMISES

1.1 Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space containing approximately 11477 RSF (rental square feet) of floor area (herein called "Premises") in a building called 5104 LLC Building (the "Building") on real estate described as 5104 LLC. The Premises are more particularly described as 5070 So. 111th Street Omaha, Nebraska.

1.2 This Lease is subject to the terms, covenants, and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants, and conditions by it to be kept and performed.

                                       USE

2.    Tenant shall use the Premises for general office and repairs.

                                      TERM

3. This Lease is for a term of three (3) years, with such term to commence on November 1, 2004.

                                    BASE RENT

4. The total Base Rent under this Lease is Two Hundred Thirty Nine Thousand Four Hundred Eighty Seven Dollars and 50/100. Tenant agrees to pay base rent to Landlord at Empire Spectrum, 14301 FNB Parkway, Omaha, NE 68154, or at any other place Landlord may designate in writing, in lawful money of the United States, in monthly installments, on the first day of each month, commencing November 1, 2004, as follows:


                                   $ PER
            YEAR                SQUARE FOOT       MONTHLY RENT
      --------------------------------------------------------
      Nov.04.-April. 05          $    1.69       $1616.34 NNN
      May.05-Oct.05              $    5.06       $4839.47 NNN
      Nov. 05-Oct. 06            $   10.33       $9879.78 NNN
      Nov. 06-Oct. 07            $    7.16       $6847.94 NNN

      Although the rent is abated from October 1, 2004 to November 1, 2004, Tenant agrees to pay and is responsible for CAM charges beginning October 1, 2004.

      Tenant shall have 24 hour access to the Premises upon lease execution for the purpose of construction of any tenant improvements.

                                    INSURANCE

5. Tenant shall, at Tenants expense, obtain and keep in force during the term of this Lease, a policy of comprehensive public liability insurance, insuring Landlord and Tenant against any insurable liability arising out of the ownership, use, occupancy, or maintenance of Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $1,000,000.00 for injury or death of one person in any one accident or occurrence and in the amount of not less than $3,000,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $1,000,000.00.

      The limit of any such insurance shall not, however, limit the liability of the Tenant thereunder. Tenant may provide this insurance under a blanket policy. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to procure and maintain same, but at the expense of the Tenant. Insurance required hereunder shall be in companies rated A-:VIII or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to right of entry, certificates evidencing the existence and amounts of such insurance.

      Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

                                TAXES & INSURANCE

6.1 Real Estate Taxes. Tenant shall pay its proportionate share of all real property taxes and special assessment ("real property taxes") levied and assessed against the land and building, and other improvements on the land of which the Premises are a part. Tenant's proportionate share shall be the ratio of the total real property taxes levied and assessed against the Building, and other improvements, and land of which the premises are a part that the total number of rentable square feet in the premises bears to the total number of rentable square feet in the Building in which the premises are located which parties agree is 50 % (Tenant's proportionate share). Tenant's proportionate share of such taxes shall be paid to Landlord in monthly installments at the time of each rental payment equal to one-twelfth each of the total of Tenant's annual proportionate share based upon the estimate of such real property taxes. Landlord shall deposit and retain such payments in a separate "tax escrow" account to be used solely by Landlord for the payment of real estate taxes when due and prior to such taxes becoming delinquent.

6.2 Fire and Extended Coverage. Landlord agrees to purchase and maintain during the term of this Lease fire insurance with an extended coverage endorsement including, but not limited to, windstorm and tornado damage and glass breakage for the Leased Premises, with a responsible insurance company or companies authorized to do business in the State of Nebraska. Such insurance shall be obtained in an amount of the replacement value of the office building excluding trade fixtures. Tenant shall pay a proportionate share of the cost of such insurance which shall be 50%. Insurance required hereunder shall be in companies rated A-:VIII, or


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

      better in "Best's Insurance Guide." Tenant shall be responsible for insurance on the interior of the premises and its contents.

                                 USES PROHIBITED

7. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

                               COMPLIANCE WITH LAW

8. Tenant shall not use the Premises or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted or relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not reflect to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a part thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of the fact as between the Landlord and Tenant, but shall not be the exclusive method for said determination.

                             ALTERATIONS & ADDITIONS

9. Tenant shall take the space in "As Is" condition, latent defects excepted. Tenant shall not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, conditioned or delayed, and any alterations, additions, or improvements to or of said Premises including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration of the term of this Lease, Tenant shall leave the Premises in good condition (normal wear and tear excepted) and shall remove any and all furniture, fixtures and equipment belonging to Tenant. Not withstanding the terms of this paragraph, Tenant shall have the right to make minor alterations (less than $500.00) to the Premises, which are not structural in nature, including painting and carpeting, without the prior consent of Landlord, but with prior notice of the date construction is to commence and the nature of the improvements. Leasehold improvements paid for by Landlord are property of Landlord.

                                     REPAIRS

10.1 By entry hereunder, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition, repair and in "As is" condition, latent defects excepted. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair including without limitation, the maintenance and repair of any storefront, doors, window casement, glazing, plumbing, pipes, electrical wiring, conduits, and heating and cooling systems (to the extent it is within Tenant's control). Tenant shall not be obligated to restore the premises at the end of the lease term, but will be responsible for damage caused by neglect, negligence or intentional acts of Tenant.

10.2 For purposes of this paragraph, "basic plumbing and electrical system" constitutes the plumbing and electrical systems that are outside any tenant's premises and were installed to bring utilities to a center distribution point to which the Tenant may hook-up. Landlord shall repair


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      and maintain the structural portions of the Building,  including the roof,
      foundation,   exterior  walls,  basic  plumbing,  and  electrical  systems
      installed  or  furnished  by  Landlord,   and  shall  make  any  necessary
      replacements to the HVAC systems which under generally accepted accounting principles would be capital items, unless such maintenance and repairs or replacements are caused in part or in whole by the act, neglect, fault or omission of the Tenant, its agents, servants, employees, or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs or replacements. Except as provided in Article 23 hereof, there shall be no abatement of rent and no liability of Landlord
      (i) for any failure to make any repairs or to perform any maintenance, unless such failure shall persist for five (5) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant, or (ii) by reason of any injury to, or interference with, Tenant's
      business  arising  from  the  making  of  any  repairs,   alterations,  or
      improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment therein.

10.3 Landlord shall maintain, repair, or replace common area parking lot, sidewalk, driveway, gardening, and other areas used in common by the tenants of the building including common area liability insurance.

10.4 Cost of Common Area Maintenance. Tenant shall pay a proportionate share of the cost of maintaining and repairing common area parking lot, sidewalk, driveway guarding and other areas used in common by the tenants of the building (except janitorial services) including common area liability insurance, utilities supplied by Landlord to the building in which the Premises are a part, where such utilities are not separately metered to the Premises, the parking areas, the lighting thereof, the gardening and landscaping, and the cost of line painting, sanitary control, removal of snow, trash, rubbish, garbage, and other refuse, the cost of personnel to implement such services and to direct parking, security personnel for the common areas and facilities, said proportionate share to be 50%. Landlord shall furnish a statement to Tenant for its proportionate share on a monthly basis on or before the tenth (5th) day of each month for the preceding month, and Tenant shall pay the same within thirty (15) days after receipt of such statement. Landlord shall furnish Tenant with an annual statement of all expenses and any adjustment shall be made forthwith between the parties. Common area expenses shall not include capital replacements which add to the useful life of the building and grounds and which are required to be capitalized under generally accepted accounting principles ("GAAP") or other expenses not considered operating expenses under GAAP. Tenant, its agents and employees, will have one hundred eighty (180) days after receiving Landlord's statement to audit Landlord's books and records concerning the statement at a mutually convenient time at Landlord's offices. The books and records will be kept in accordance with generally accepted accounting principles, consistently applied. If Tenant disputes the accuracy of Landlord's statement, Tenant will still pay the amount shown as due and owing. If Tenant's audit of the books and records shows that Tenant's additional rent was three percent (3%) or more below the amount appearing on the statement, then Landlord will pay Tenant's reasonable costs of conducting the audit (either for internal or outside auditors), and will immediately refund the amount of any overpayment to Tenant.

                                      LIENS

11. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant.

                             ASSIGNMENT & SUBLETTING

12.1 Tenant shall have the right to sublease all or a portion of the Premises with Landlord's approval, which approval shall not be unreasonably withheld, conditioned, or delayed. Landlord shall not impose any unreasonable financial requirements on the subtenant as a condition for approval. Landlord shall deliver approval to Tenant within 10 days following Tenant's request to sublease. Tenant shall have the right to sublease or assign its rights under the terms of this Lease to its subsidiaries, affiliates, successor legal entities or subsidiaries or affiliates of each (each an "Affiliated Party"), or to an entity that acquires substantially all of Tenant's assets, without Landlord's consent. Such company shall assume Tenant's obligations hereunder. Tenant may sublet or assign the Premises to other tenants in the Building.

12.2 In the event of a sublease or assignment hereunder, Tenant shall pay Landlord reasonable fee, not to exceed One Thousand and no/100 Dollars ($1000.00), incurred in connection with the processing of documents


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

      necessary to giving such consent. Any subletting, occupancy, or use shall not relieve Tenant of its obligation under this Lease.

12.3 Further, Landlord shall comply with all governmental regulations. Landlord warrants that the building is currently in compliance with all governmental regulations. Landlord shall also be responsible to bring the building and all common areas into compliance during the term of the lease. Capital costs to comply with the future government regulations, including ADA, in common areas of the building, including bathrooms, will be born by Landlord and not included in operating expenses.

                                  HOLD HARMLESS

13.1 Tenant shall indemnify and hold harmless Landlord against and from any and all claims to the extent arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted, or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims to the extent arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim, action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's sole expense and by counsel selected by Tenant. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises from any cause other than Landlord's negligence, willful misconduct, Landlord's use or Landlord's breach of default in the performance of any obligation under this lease. Landlord shall indemnify and hold Tenant harmless against claims arising from the negligence or willful misconduct of Landlord or Landlord's agents, representatives, employees, or contractors.

13.2 Landlord or its agent shall not be liable for any loss or damage to the person or property of Tenant resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, Street of subsurfaces, or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence or willful misconduct of Landlord, its agents, servants, or employees.

                     ENVIRONMENTAL HAZARDOUS MATERIALS (EHM)

14. Landlord represents to Tenant that the building is free from EHM and that Landlord will promptly remove any EHM found in the future at Landlord's sole expense.

                                    UTILITIES

15. Tenant shall procure and pay for all electric, heating, cooling, and janitorial, together with any taxes or deposits thereon. All utilities shall be separately metered to the Premises at Landlord's cost.

                             PERSONAL PROPERTY TAXES

16. Tenant shall pay or cause to be paid before delinquency, personal property taxes payable during the term hereof upon all Tenants leasehold improvements, equipment, furniture, and any other personal property located on the Premises. In the event any or all of the Tenants leasehold improvements, equipment, furniture, fixtures, and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing and in reasonable detail setting forth the amount of such taxes applicable to Tenant's property.

                               RULES & REGULATIONS

17. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon execution of this


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      Lease  and upon  receipt  of  notice  of any  modification.  The rules and regulations may be modified hereafter by Landlord without the consent of Tenant, but no such modification shall alter the rights of Tenant under this Lease or limit the Tenant's use of the Premises for the purposes stated herein, including but not limited to Paragraph 2 of this Lease.

                                ENTRY BY LANDLORD

18. After reasonable notice to Tenant and during normal business hours, Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to submit said Premises to prospective buyers or tenants, within the last 6 months of the Lease; to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. If necessary to prevent such interference, Landlord shall have access to the Premises during Tenant's non-business horns.

                                  HOLDING OVER

19. Tenant shall have the right to extend the lease term by 6 months, subsequent to written notification to Landlord 6 months prior to the end of the term, at the then current rental rates.

                                TENANT'S DEFAULT

20.1 The occurrence of any one or more of the following events shall constitute a default of the Lease by Tenant:

20.2 The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

20.3 The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant where such failure shall continue for a period of thirty (30) days after written notice hereof by Landlord to Tenant; provided, however, that if the nature of the Tenant's default is such that more than thirty (30) days is required to cure the default and if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, the cure period shall be extended accordingly.

20.4 The making by Tenant of any general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially or all Tenant's interests in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease where such seizure is not discharged in thirty (30) days.

                               REMEDIES IN DEFAULT

21.1 In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach.

21.2 Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, the worth, at the time of award by the court having jurisdiction thereof, of the


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      amount of such unpaid rent and other  charges and  adjustments  called for herein for the balance of the term, and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate o judicial interest at the time; or,

21.3 Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of the Landlords rights and remedies under this Lease, including the right to recover the rent and any other charges and adjustments as may become due hereunder; or,

21.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

                               DEFAULT BY LANDLORD

22. Landlord shall not be in default unless Landlord fails to perform obligations required under this Lease to be performed by Landlord within thirty (30) days after written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlords obligations is such that more than thirty
      (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

                                 RECONSTRUCTION

23.1 In the event the Premises are damaged by fire or other perils covered by extended insurance coverage, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Base Rent, operating expenses and amortization of Tenant finish from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of the Tenant or its employees, there shall be no abatement of rent. Anything hereinbefore to the contrary notwithstanding, if it is reasonably anticipated that, even though undertaken and pursued with all due diligence, it will require more than ninety (90) days to repair the damaged area, Tenant may terminate this Lease as of the date of such Casualty by notice to Landlord within thirty (30) days after the occurrence. In addition, if the damage occurs during the last 12 months of the term and Tenant does not elect to exercise its right to renew the term as provided herein, either party may elect to terminate this Lease by notice to the other given within thirty
      (30) days after the occurrence of the damage.

23.2 In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended insurance coverage, then Landlord shall forthwith repair same, provided the extent of the destruction is less than ten percent (10%), of the full replacement cost. If more than ten percent (10%) of the full replacement cost then Landlord shall have the option; (1) to repair or restore such damage, and provided repairs are completed within ninety (90) days, this Lease will continue in full force and effect, but the Base Rent will be proportionately reduced as hereinabove in this Article, provided if Landlord does not notify Tenant within thirty (30) days that the premises will be restored, either party can terminate at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, in which case this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Base Rent, reduced by a proportionate reduction based upon the extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said termination.

23.3 Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any leasehold improvement, fixtures, or other personal property of Tenant, except to the extent any such leasehold improvements were originally paid for by Landlord.

                                 EMINENT DOMAIN

24. If any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days after written notice. If any part of the Premises are taken (and neither party elects to terminate as herein provided), the Rent thereafter to be paid shall be equitably reduced. If any part of the Office complex other than the Premises are so taken or appropriated, Landlord or Tenant shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to the other party. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease; provided, however, that Tenant shall be entitled to that portion, if any, of an award made to, or for the benefit of, Tenant specifically for the loss of Tenant's business, or depreciation to and cost of removal of trade fixtures, and the unamortized cost of leasehold improvements paid for by Tenant.

                               TENANT'S STATEMENT

25.   Tenant shall at any time and from time to time,  upon not less than thirty
      (30) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and
      (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statements may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

                             PARKING & COMMON AREAS

26.1 The Landlord shall keep automobile parking, related lighting and common areas in a neat, clean, and orderly condition.

26.2 Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees, and sub-tenants, shall have the non-exclusive right in common with Landlord and other present and future owners and tenants, and their agents and employees, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, and automobile parking.

26.3 The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations for the orderly and proper operation of said common and parking areas. Such rules may include but shall not be limited to the following: (1) the restricting of employee parking to a designated area or areas; and (2) the regulation of the removal, storage, and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

                                      SIGNS

27. Tenant, at its expense and with the Landlord's prior written authorization and approval as to size, design, and configuration may place a sign on the exterior of the Building. Said sign must conform with all sign ordinances. Tenant shall have the right to building signage on the exterior of the Premises. DISPLAYS

28. The Tenant may not display or sell merchandise from the Premises. Tenant shall not install any exterior lighting, amplifiers, or similar devices, or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs, or radio broadcasts.

                                     AUCTION

29. Tenant, without the consent of Landlord, shall not conduct or permit to be conducted any sale by auction in, upon, or from the Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors, or pursuant to any bankruptcy or other insolvency proceeding.

                               GENERAL PROVISIONS

30.1  Exhibits and addenda, if any, affixed to this Lease are a part hereof.

30.2 Waiver. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant, or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

30.3 Validity and Enforcement of Lease. In the event any provision in this Lease is held invalid by any court of competent jurisdiction, the remaining provisions in this Lease shall be deemed severable and shall remain in full force and effect. Either party may, at its option, in addition to any of the rights given by this indenture, enforce any provision of the laws of the State of Nebraska or of the United States of America governing the relation of Landlord and Tenant, with the same effect as though the right to enforce such provision were herein specifically set forth.

30.4 Section Headings. Section headings are for convenience only, and do not define, limit, or costume the contents of the various articles in this Lease.

30.5 Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

30.6 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

30.7 Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have Quiet Possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

30.8 Non-disturbance. In the event that financing is now existing or obtained hereafter on the Building, Landlord will provide a non-disturbance agreement mutually acceptable to Tenant.

30.9 Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to this Lease except by an agreement in writing and signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until executed by both parties hereto.

30.10 Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be effective or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

30.11 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

30.12 Choice of Law. This Lease shall be governed by the laws of the State of Nebraska.

30.13 Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the reasonable fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorney's fees.

30.14 Sale of Premises by Landlord. In the event of any bona-fide sale of the Premises by Landlord for value, Landlord shall be and is hereby entirely freed and relieved from all liability under any provision contained herein, arising out of any act, occurrence of omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease, arising from and after the consummation of such sale.

30.15 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided that such purchaser recognizes Tenant's rights under this Lease.

30.16 The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder this Lease shall remain in full force and effect for the full term hereof

30.17 Notices. All notices and demands which are required or permitted to be given either party by the other hereunder shall be in writing and shall be sent by United States Mail, certified with return receipt, postage prepaid, addressed to the Tenant at the Premises, and to the address herein below, or such other address as Tenant may designate by written notice to Landlord. A copy of such notice to Tenant must also be sent to Tenant at the following address:

                                   iSECUREtrac
                             5078 South 111th Street
                                 Omaha, NE 68137

      All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, certified with return receipt, postage prepaid, addressed to the Landlord at the address set forth herein (said address may be changed from time to time by notice from Landlord to Tenant), and to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

30.18 It is further understood that if more than one join in the execution hereof, their liability will be joint and several.

30.19 Change in Lease. The making, execution, and delivery of this Lease has not been induced by any representation, statement, warranties, or agreements other than those herein expressed.

30.20 Ownership Position. Any ownership interest or incident of ownership in the Premises is not a consideration or inducement in the execution of this Lease or in the establishment of any of the terms and conditions herein.

30.21 Landlord's Right to Place "For Sale" or "For Rent" Sign. The Tenant hereby grants unto the Landlord or his Agent, the right to place a "For Sale" or "For Rent" sign on or in the Leased Premises any time the Tenant vacates the Leased Premises, or at any time there is evidence that the Tenant has ceased to conduct business in or on the Leased Premises.

30.22 Tenant Subordinations. Tenant's leasehold interest shall be subordinate to the lien of any present or future mortgage or trust deed upon the Premises, and Tenant will execute any documents required by Landlord to acknowledge such subordination, provided, however, that any such mortgage or trust deed shall contain nondisturbance provisions whereby Tenant's leasehold interest shall survive any sale or deed in lieu of foreclosure order any such mortgage or trust deed.

30.23 Consent. Wherever Landlord's consent is required in this Lease, unless otherwise specifically stated, the consent shall not be withheld or delayed unreasonably.

30.24 Late Charge. Tenant hereby acknowledges late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designees by the 5th of the month in which same is due, Tenant shall pay Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the rights and remedies granted hereunder.

30.25 Security Deposit. Tenant shall be required to provide Landlord a security deposit equal to first and last months rent, equal to Eight Thousand Four Hundred Sixty Four Dollars and 28/100 ($8464.28) in lawful money of the United States of America at the time of executing this lease agreement.

30.26 Renewal Option. There will be one (1) three (3) year renewal option following the initial lease term. The renewal option must be exercised in writing 180 days prior to the end of the Initial Lease Term. The renewal rate will be at the market rate of similar space in the Omaha market not to exceed three percent annual increases.

30.27 Security. Tenant shall have the right to install its own security for the Premises.

30.28 Electrical Capacity. Landlord shall provide at least six watts/rsf of electrical capacity to the premises, exclusive of HVAC and lighting.

30.29 Antenna. Subject to any governing laws, rules and ordinances, Tenant will have the right to install, at its own expense, a receiving antenna including any ancillary equipment or conduits to the telecommunications entrance of the Premises. Such antenna shall be limited to a maximum height of 60 from the ground. Any installation shall be subject to Landlord's approval as to the size, design, installation and appearance. Such approval shall not be unreasonable withheld or delayed.

30.30 Brokerage Fees: The broker for the Tenant, Lund Company, shall receive from Landlord a three percent (3%) commission based on the gross value of the lease.

LANDLORD:                                  TENANT:

5104 LLC                                   iSECUREtrac

By: /s/ Rick L. Scott                      By: /s/ David G. Vana
-------------------------                   -------------------------
Rick L. Scott                                  David G. Vana

Address:143O1FNB Pkwy
Omaha, NE 68154
Telephone No.: 402/334-8877                Telephone No. 866-537-0022
Date:                                      Date:
     ----------------------                     ---------------------

                               PERSONAL GUARANTEE
                               ------------------

      The undersigned hereby unconditionally guarantee unto the Landlord the payment of rent and the performance of all of the covenants under the Lease by the Tenant, iSECUREtrac, and hereby waive notice of any default under the Lease and agree that this liability shall not be released or affected by an extension of time form payment or by any forbearance by the Landlord.

      This Personal Guarantee shall expire on November 1, 2006 if Tenant, iSECUREtrac, is current and has not been late with any monthly charges.

                                          /s/ Roger J. Kanne
                                          --------------------------------------
                                          Roger J. Kanne


                                          1311 Amy Avenue
                                          ---------------
                                          Address

                                          Carroll, Iowa 51401
                                          -------------------